UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2015

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with the Notes Offering referred to in Item 8.01 below, PBF Logistics LP (the “Partnership”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering (as defined below) and is provided in this Item 7.01 of this Current Report on Form 8-K to satisfy the Partnership’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

Commencement of Notes Offering

On May 1, 2015, the Partnership issued a press release announcing that it and its wholly-owned subsidiary, PBF Logistics Finance Corporation, as co-issuers, intend to commence a private offering of Senior Notes due 2023 (the “Notes Offering”) to eligible purchasers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Proposed Acquisition and Pro Forma Financial Statements

As disclosed on Exhibit 99.1, the Partnership is in advanced discussions with PBF Energy for the acquisition of a products pipeline, truck rack and related facilities located at the Delaware City refinery owned by subsidiaries of PBF Energy (collectively the “proposed Delaware City Logistics Acquisition”). The Partnership is providing certain financial statements of the proposed Delaware City Logistics Acquisition and providing certain unaudited pro forma financial information of the Partnership in connection with this acquisition. The financial statements and pro forma financial information are attached hereto as Exhibits 99.3 and 99.4.

The information contained in this Item 8.01, including Exhibits 99.2, 99.3 and 99.4, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements of the Delaware City Products Pipeline and Truck Rack, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015, and for the year ended December 31, 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated May 1, 2015.

99.3	Audited combined financial statements of the Delaware City Products Pipeline and Truck Rack as of December 31, 2014 and 2013 and for the years then ended.

99.4	Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2015

PBF Logistics LP
By:	PBF Logistics GP LLC, its general partner

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated May 1, 2015.

99.3	Audited combined financial statements of the Delaware City Products Pipeline and Truck Rack as of December 31, 2014 and 2013 and for the years then ended.

99.4	Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.